Exhibit 10.3

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	02-05-2020	02-05-2021	12448
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Heritage Global Inc. 12625 High Bluff Drive San Diego, CA 92130	Lender:	C3bank, National Association Arlington Office 3727 Arlington Ave Riverside, CA 92506

Grantor:	Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC 12625 High Bluff Drive San Diego, CA 92130

THIS COMMERCIAL SECURITY AGREEMENT dated February 5, 2020, is made and executed among Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC ("Grantor"); Heritage Global Inc. ("Borrower"); and C3bank, National Association ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

The word collateral shall not include any accounts, chattel paper, instructions of, or equity interests in, any special purpose vehicle in which HG Capital has an equity interest but only to the extent such assets have been pledged as collateral securing an obligation made by a person with an interest in such special purpose vehicle.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A)All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B)All products and produce of any of the property described in this Collateral section.

(C)All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D)All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E)All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. (Initial Here ________ ________ ________ ________ )

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Borrower regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

COMMERCIAL SECURITY AGREEMENT

Loan No: 12448	(Continued)	Page 2

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Except as prohibited by applicable law, Grantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Grantor; (C) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Grantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (A) any disability or other defense of Borrower, any other guarantor or surety or any other person; (B) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (C) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (D) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (E) any statute of limitations in any action under this Agreement or on the Indebtedness; or (F) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Grantor waives all rights and defenses that Grantor may have because Borrower's obligation is secured by real property. This means among other things: (1) Lender may collect from Grantor without first foreclosing on any real property collateral pledged by Borrower ; and (2) If Lender forecloses on any real property collateral pledged by the Borrower : (A) The amount of the Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; (B) The Lender may collect from the Grantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Grantor may have to collect from the borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Grantor may have because the Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Sections 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Grantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor further understands and agrees that this Agreement is a separate and independent contract between Grantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Grantor waives any right to enforce any remedy Grantor may have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management of any Corporation or in the management or in the members or managers of the limited liability company Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement, and its membership agreement does not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

COMMERCIAL SECURITY AGREEMENT

Loan No: 12448	(Continued)	Page 3

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

COMMERCIAL SECURITY AGREEMENT

Loan No: 12448	(Continued)	Page 4

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

100% EQUITY PLEDGE. 100% OF THE EQUITY INTERESTS IN HERITAGE GLOBAL PARTNERS INC.; HERITAGE GLOBAL LLC; HERITAGE GLOBAL CAPITAL LLC AND NATIONAL LOAN EXCHANGE INC..

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Borrower or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

COMMERCIAL SECURITY AGREEMENT

Loan No: 12448	(Continued)	Page 5

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Riverside County, State of California.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each

Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's or Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower and Grantor as provided in this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

COMMERCIAL SECURITY AGREEMENT

Loan No: 12448	(Continued)	Page 6

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Waiver of Co-Obligor's Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means Heritage Global Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC.

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous

Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision, together with all interest thereon and all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means C3bank, National Association, its successors and assigns.

Note. The word "Note" means the Note dated February 5, 2020 and executed by Heritage Global Inc. in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

COMMERCIAL SECURITY AGREEMENT

Loan No: 12448	(Continued)	Page 7

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 5, 2020.

GRANTOR:

HERITAGE GLOBAL INC.

By:_____/s/ Kirk Dove_________________________________	By:____/s/ Scott West________________________________
Kirk Dove, President of Heritage Global Inc.	Scott West, Chief Financial Officer of Heritage
Global Inc.

HERITAGE GLOBAL PARTNERS INC.

By:_____/s/ Ross Dove________________________________	By:_____ /s/ Scott West ______________________________
Grantor for Heritage Global Partners Inc.	Grantor for Heritage Global Partners Inc.

HERITAGE GLOBAL LLC

By:_____/s/ Ross Dove________________________________	By:______ /s/ Scott West _____________________________
Grantor for Heritage Global LLC	Grantor for Heritage Global LLC

NATIONAL LOAN EXCHANGE

By:_____/s/ Ross Dove________________________________	By:______ /s/ Scott West ___________________________
Grantor for National Loan Exchange	Grantor for National Loan Exchange

HERITAGE GLOBAL CAPITAL LLC

By:____/s/ Ross Dove_________________________________	By:_______ /s/ Scott West ____________________________
Grantor for Heritage Global Capital LLC	Grantor for Heritage Global Capital LLC

BORROWER:

HERITAGE GLOBAL INC.

By:_______/s/ Kirk Dove_______________________________	By:______ /s/ Scott West ____________________________
Kirk Dove, President of Heritage Global Inc.	Scott West, Chief Financial Officer of Heritage
Global Inc.

LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\CFI\LPL\E40.FC TR-2032 PR-45

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	02-05-2020	02-05-2021	12448
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Heritage Global Inc.	Lender:	C3bank, National Association
	12625 High Bluff Drive		Arlington Office
	San Diego, CA 92130		3727 Arlington Ave
Riverside, CA 92506

Grantor:	Heritage Global Inc., Heritage Global Partners Inc.,
Heritage Global LLC, National Loan Exchange and
Heritage Global Capital LLC
12625 High Bluff Drive
San Diego, CA 92130

INSURANCE REQUIREMENTS. Grantor, Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Heritage Global Inc. ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of February 5, 2020, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

AGREEMENT TO PROVIDE INSURANCE

Loan No: 12448	(Continued)	Page 2

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 5, 2020.

GRANTOR:

HERITAGE GLOBAL INC.

By:_____/s/ Kirk Dove_________________________________	By:_____ /s/ Scott West________________________________
Kirk Dove, President of Heritage Global Inc.	Scott West, Chief Financial Officer of Heritage Global Inc.

HERITAGE GLOBAL PARTNERS INC.
By:_______/s/ Ross Dove_______________________________	By:_____ /s/ Scott West ________________________________
Grantor for Heritage Global Partners Inc.	Grantor for Heritage Global Partners Inc.

HERITAGE GLOBAL LLC

By:_______ /s/ Ross Dove ______________________________	By:_____ /s/ Scott West _______________________________
Grantor for Heritage Global LLC	Grantor for Heritage Global LLC

NATIONAL LOAN EXCHANGE

By:______ /s/ Ross Dove _______________________________	By:_____ /s/ Scott West ______________________________
Grantor for National Loan Exchange	Grantor for National Loan Exchange

HERITAGE GLOBAL CAPITAL LLC

By:______ /s/ Ross Dove _______________________________	By:____ /s/ Scott West ________________________________
Grantor for Heritage Global Capital LLC	Grantor for Heritage Global Capital LLC

FOR LENDER USE ONLY
INSURANCE VERIFICATION
DATE: ___________________________________	PHONE ___________________________________
___________
AGENT'S NAME: __________________________________________
AGENCY: __________________________________________________________
ADDRESS: _____________________________________________________________________________________________________________
INSURANCE COMPANY: ______________________________________________________
POLICY NUMBER: _______________________________
EFFECTIVE DATES: _____________________________________________________________________________________________________
_______________________________________________________________________________________________________________________
COMMENTS: ___________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________

LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\CFI\LPL\I10.FC TR-2032 PR-45

NOTICE OF INSURANCE REQUIREMENTS
Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	02-05-2020		12448

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Heritage Global Inc.	Lender:	C3bank, National Association
	12625 High Bluff Drive		Arlington Office
	San Diego, CA 92130		3727 Arlington Ave
Riverside, CA 92506
Grantor:	Heritage Global Inc., Heritage Global Partners Inc.,
Heritage Global LLC, National Loan Exchange and
Heritage Global Capital LLC
12625 High Bluff Drive
San Diego, CA 92130

TO:	ATTN: Insurance Agent	DATE: February 5, 2020

,

RE:	Policy Number(s):
Insurance Companies/Company:

Dear Insurance Agent:

Heritage Global Inc. ("Borrower"), is obtaining a loan from C3bank, National Association. Please send appropriate evidence of insurance to C3bank, National Association, together with the requested endorsements, on the following property, which Grantor, Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC ("Grantor") is giving as security for the loan.

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

RETURN TO:

Arlington Office
3727 Arlington Ave
Riverside, CA 92506
LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\CFI\LPL\I11.FC TR-2032 PR-45

NOTICE OF INSURANCE REQUIREMENTS
Loan No: 12448	(Continued)	Page 2

GRANTOR:

HERITAGE GLOBAL INC.

By:____ /s/ Kirk Dove ________________________________	By:_____/s/ Scott West_______________________________
Kirk Dove, President of Heritage Global Inc.	Scott West, Chief Financial Officer of Heritage Global Inc.

HERITAGE GLOBAL PARTNERS INC.

By:_____/s/ Ross Dove______________________________	By:______ /s/ Scott West ______________________________
Grantor for Heritage Global Partners Inc.	Grantor for Heritage Global Partners Inc.

HERITAGE GLOBAL LLC

By:_____ /s/ Ross Dove_______________________________	By:______ /s/ Scott West _____________________________
Grantor for Heritage Global LLC	Grantor for Heritage Global LLC

NATIONAL LOAN EXCHANGE

By:____/s/ Ross Dove________________________________	By:_____ /s/ Scott West _______________________________
Grantor for National Loan Exchange	Grantor for National Loan Exchange

HERITAGE GLOBAL CAPITAL LLC

By:_____/s/ Ross Dove_______________________________	By:_____ /s/ Scott West ________________________________
Grantor for Heritage Global Capital LLC	Grantor for Heritage Global Capital LLC

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	02-05-2020	02-05-2021	12448
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Heritage Global Inc.	Lender:	C3bank, National Association
	12625 High Bluff Drive		Arlington Office
	San Diego, CA 92130		3727 Arlington Ave
Riverside, CA 92506

LOAN TYPE.     This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on February 5, 2021.

PRIMARY PURPOSE OF LOAN.     The primary purpose of this loan is for (please initial):

☐                 Personal, Family, or Household Purposes or Personal Investment.

☒                 Business (Including Real Estate Investment).

SPECIFIC PURPOSE.     The specific purpose of this loan is: WORKING CAPITAL REVOLVING LINE OF CREDIT.

DISBURSEMENT INSTRUCTIONS.     Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

Other Disbursements:	$5,000,000.00
$5,000,000.00 UNDISBURSED
Note Principal:	$5,000,000.00

CHARGES PAID IN CASH.     Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$318.00
$18.00 EXPERIAN - CREDIT REPORTS
$300.00 CORPORATE SERVICE COMPNAY - UCC FILING
$15,000.00 Documentation Fee
$-15,000.00 BORROWERS DEPOSIT
Total Charges Paid in Cash:	$318.00

FINANCIAL CONDITION.     BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 5, 2020.

BORROWER:

HERITAGE GLOBAL INC.

By:	/s/ Kirk Dove	By:	/s/ Scott West
	Kirk Dove, President of Heritage Global Inc.		Scott West, Chief Financial Officer of Heritage Global Inc.

LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\CFI\LPL\I20.FC TR-2032 PR-45

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	02-05-2020	02-05-2021	12448
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Heritage Global Inc.	Lender:	C3bank, National Association
	12625 High Bluff Drive		Arlington Office
	San Diego, CA 92130		3727 Arlington Ave
Riverside, CA 92506

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on February 5, 2021.

Loan Agreement.     The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Business Loan Agreement	- Promissory Note
- CA Commercial Security Agreement: Collateral owned by	- FL National UCC Financing Statement (Rev. 04/20/11):
Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC	Collateral owned by Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC
- National UCC Instructions 04/20/11	- National UCC Addendum Instructions 04/20/11
- Agreement to Provide Insurance	- Notice of Insurance Requirements
- Disbursement Request and Authorization	- Notice of Final Agreement

Parties.     The term "Parties" means C3bank, National Association and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Heritage Global Inc.
Grantor(s):	Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC

Each Party who signs below, other than C3bank, National Association, acknowledges, represents, and warrants to C3bank, National Association that it has received, read and understood this Notice of Final Agreement. This Notice is dated February 5, 2020.

BORROWER:

HERITAGE GLOBAL INC.

By:	/s/ Kirk Dove	By:	/s/ Scott West
	Kirk Dove, President of Heritage Global Inc.		Scott West, Chief Financial Officer of Heritage Global Inc.

NOTICE OF FINAL AGREEMENT

Loan No: 12448	(Continued)	Page 2

GRANTOR:

HERITAGE GLOBAL INC.

By:____/s/ Kirk Dove_________________________________	By:______/s/ Scott West______________________________
Kirk Dove, President of Heritage Global Inc.	Scott West, Chief Financial Officer of Heritage
Global Inc.

HERITAGE GLOBAL PARTNERS INC.

By:____/s/_Ross Dove________________________________	By:______/s/ Scott West______________________________
Grantor for Heritage Global Partners Inc.	Grantor for Heritage Global Partners Inc.

HERITAGE GLOBAL LLC

By:_______ /s/_Ross Dove ___________________________	By:______ /s/ Scott West ______________________________
Grantor for Heritage Global LLC	Grantor for Heritage Global LLC

NATIONAL LOAN EXCHANGE

By:_______ /s/_Ross Dove _________________________	By:_____ /s/ Scott West ______________________________
Grantor for National Loan Exchange	Grantor for National Loan Exchange

HERITAGE GLOBAL CAPITAL LLC

By:________ /s/_Ross Dove __________________________	By:_____ /s/ Scott West _______________________________
Grantor for Heritage Global Capital LLC	Grantor for Heritage Global Capital LLC

LENDER:

C3BANK, NATIONAL ASSOCIATION

X___/s/ _Maria Machuca _____________________________
Authorized Signer

LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\CFI\LPL\I21.FC TR-2032 PR-45

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	02-05-2020	02-05-2021	12448
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Heritage Global Inc.	Lender:	C3bank, National Association
	12625 High Bluff Drive		Arlington Office
	San Diego, CA 92130		3727 Arlington Ave
Riverside, CA 92506

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on February 5, 2021.

Loan Agreement.     The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Business Loan Agreement	- Promissory Note
- CA Commercial Security Agreement: Collateral owned by	- FL National UCC Financing Statement (Rev. 04/20/11):
Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC	Collateral owned by Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC
- National UCC Instructions 04/20/11	- National UCC Addendum Instructions 04/20/11
- Agreement to Provide Insurance	- Notice of Insurance Requirements
- Disbursement Request and Authorization	- Notice of Final Agreement

Parties.     The term "Parties" means C3bank, National Association and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Heritage Global Inc.
Grantor(s):	Heritage Global Inc., Heritage Global Partners Inc., Heritage Global LLC, National Loan Exchange and Heritage Global Capital LLC

Each Party who signs below, other than C3bank, National Association, acknowledges, represents, and warrants to C3bank, National Association that it has received, read and understood this Notice of Final Agreement. This Notice is dated February 5, 2020.

BORROWER:

HERITAGE GLOBAL INC.

By:	/s/ Kirk Dove	By:	/s/ Scott West
	Kirk Dove, President of Heritage Global Inc.		Scott West, Chief Financial Officer of Heritage Global Inc.

NOTICE OF FINAL AGREEMENT

Loan No: 12448	(Continued)	Page 2

LaserPro, Ver. 19.3.0.038 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\CFI\LPL\I21.FC TR-2032 PR-45